UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Caroline Kraus, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R.T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, New York 10282	100 Oliver Street
40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: February 29, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	February 29, 2016

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

TABLE OF CONTENTS

Market Review	1

Portfolio Management Discussion and Performance Summaries	5

Schedules of Investments	16

Financial Statements	19

Financial Highlights	22

Notes to Financial Statements	26

Other Information	40

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Global Tax-Aware Equity Portfolios

Investment Strategy

The Portfolios invest in a strategic mix of Underlying Funds and other securities with the goal of achieving long-term growth of capital (both Portfolios) and current income (Goldman Sachs Enhanced Dividend Global Equity Portfolio only). Under normal conditions, at least 80% of the Portfolios’ total assets measured at the time of purchase will be allocated among the Underlying Funds that currently exist or that may become available for investment in the future for which Goldman Sachs Asset Management (“GSAM”) or an affiliate, now or in the future, acts as investment adviser or principal underwriter. Some of the Underlying Funds invest primarily in fixed income or money market instruments and other Underlying Funds invest primarily in equity securities. The Portfolios may also invest directly in the Underlying Tactical Fund (as defined below) and other securities or instruments, including unaffiliated exchange-traded funds and derivatives, and can use these investments for implementing tactical tilts. Under normal circumstances, each of the Portfolios also has a small strategic allocation to U.S. investment grade corporate bonds, which is used to help fund the tactical tilts.

Market Review

During the six months ended February 29, 2016 (the “Reporting Period”), the global equity and fixed income markets grew increasingly volatile due in part to central bank monetary policy, falling commodity prices and global economic growth concerns.

Equity Markets

U.S. and international equity markets declined during the Reporting Period overall, with international stocks falling more than U.S. stocks. International equities, as represented by the MSCI EAFE (Europe, Australasia, Far East) Index, returned -9.48% during the Reporting Period. U.S. stocks, as measured by the Standard & Poor’s 500® Index, suffered a comparatively smaller return of -0.92%. Central bank policy, a commodity price sell-off, geopolitical tensions, and China and global economic growth concerns were the key themes impacting U.S. and international equities throughout the Reporting Period.

Following a volatile summer, U.S. and international stocks tumbled further in September 2015. Equity markets continued to fret about weak macroeconomic data from China and the global implications of that data. In addition, the U.S. Federal Reserve (the “Fed”) elected not to raise interest rates in September 2015, thus seeming to reaffirm persistent concerns about the many sources of economic instability and slowing economic growth. Still, U.S. economic news was rather positive. U.S. Gross Domestic Product (“GDP”) growth for the second quarter of 2015 was revised up to an annualized rate of 3.9%, led by stronger consumer and construction spending. Job growth for August 2015 was slightly below expectations, but the unemployment rate continued to decline.

October 2015 saw a strong rebound for U.S. and international equities. U.S. equity markets maintained their focus on the timing of the Fed’s initial rate hike, and expectations of “lift off,” the term used for that initial rate hike, in December 2015 increased following comments from the Fed regarding solid consumer spending and strength in the housing market. U.S. GDP growth for the third quarter of 2015 came in at 1.5%, which was generally in line with expectations. International equities reacted positively to a new Chinese rate cut, hints from the

MARKET REVIEW

European Central Bank (“ECB”) that it might ease further and the potential for the Bank of England to delay increasing interest rates following slightly disappointing U.K. GDP growth.

International stocks declined in November 2015. In Europe, ECB monetary policy continued to diverge from an increasingly hawkish Fed. Dovish comments from ECB president Mario Draghi suggested he was prepared act to raise Eurozone inflation, which boosted European equities. (Hawkish language or action tends to suggest higher interest rates, while dovish language or action tends to suggest lower interest rates.) Asian developed equity markets were driven lower by negative news and disappointing macroeconomic data from China. The Bank of Japan kept monetary policy unchanged at its November 2015 policy meeting, despite a sharper than expected contraction of third quarter 2015 GDP that put Japan’s economy into a technical recession. U.S. stocks, in contrast, finished November 2015 roughly flat. This performance masked a mid-month sell-off as market expectations of a December 2015 rate hike rose significantly. This served to dampen investor sentiment after a strong October 2015 U.S. non-farm payrolls report and hawkish comments from Fed officials at the U.S. central bank’s October 2015 policy meeting. Nevertheless, the message that the U.S. economy was strong enough to withstand higher interest rates, along with an emphasis by the Fed that any tightening would be gradual, sparked a rally in the U.S. equity markets. U.S. economic data was also relatively strong in November 2015, with third quarter 2015 GDP revised up to 2.1%.

In December 2015, the Fed finally delivered, as largely expected by markets, and voted unanimously for a 25 basis point hike in the targeted federal funds rate, its first rate hike since 2006. (A basis point is 1/100th of a percentage point.) The fairly dovish language in the Fed’s announcement, which re-emphasized “gradual” adjustments to policy going forward, helped to somewhat assuage the markets. Meanwhile, divergent global monetary policy remained in focus as the Bank of Japan announced supplementary support for its quantitative and qualitative easing programs.

Early in 2016, U.S. and international equities were embroiled in what was a global rout, triggered by investor concerns of an intensifying economic slowdown in China and exacerbated by a plunge in oil prices to less than $30 per barrel, the lowest level since 2003. The Fed’s statement in January 2016 acknowledged the risks from international financial markets and the potential impact on the U.S. economy of tightening financial conditions. Its statement was also somewhat bearish on U.S. economic growth, noting that activity had slowed in 2015. Indeed, U.S. GDP had slowed in the fourth quarter of 2015 according to preliminary estimates, expanding by just 0.7%, thus bringing 2015’s annual growth rate to 2.4%. While the Fed acknowledged further recovery in the U.S. labor market, its language on its inflation outlook was more dovish. Outside the U.S., an ECB press conference emphasized the potential for additional stimulative measures, including further cuts in the deposit rate as early as March 2016. The Bank of Japan, in a surprise move at its January 2016 policy meeting, introduced a -0.1% interest rate, reaffirming its commitment to achieving a 2% inflation target. This sparked a relief rally, but the effects were short-lived, as Japanese equities quickly gave up their gains.

Market sentiment appeared to improve in February 2016 as central banks outside of the U.S. increasingly acknowledged rising economic risks and sent more dovish signals, fueling market expectations of further easing. For example, ECB president Draghi hinted at additional stimulus, while the People’s Bank of China signaled further monetary easing and a 50 basis point cut in its reserve requirement ratio for banks. The reserve requirement ratio is the portion, expressed as a percent, of depositors’ balances that banks have to hold as reserves. Fed Chair Janet Yellen similarly released generally dovish remarks, stressing that the Fed was

MARKET REVIEW

not on a “pre-set” path for rate hikes. U.S. equities were also buoyed during the month by strong U.S. economic data, rallying as fourth quarter 2015 GDP was revised up to 1.0%, coming in above expectations. The U.S. unemployment rate also declined to an eight-year low of 4.9%, while retail sales increased 0.2% in January 2016, with the less volatile core retail sales figure increasing 0.6%. U.S. and international equity markets were further supported in the latter half of February 2016 by an oil price recovery, albeit modest, from its trough point on news of talks between oil producers to cap production.

Fixed Income Markets

When the Reporting Period began in September 2015, spread, or non-government bond, sector performance was weak amid heightened volatility and falling oil prices. In the U.S., economic data was softer than many observers had expected, but the Fed continued to signal it was on track to raise short-term interest rates by the end of 2015. In the Eurozone, inflation unexpectedly declined, suggesting that economic growth would continue to trend below ECB forecasts.

Spread sectors performed well during the fourth quarter of 2015, which saw the first Fed rate hike since 2006. Outside the U.S., the global monetary policy environment remained highly accommodative, with the ECB lowering interest rates into negative territory and expanding its stimulus program. The U.S. economy continued to display a positive growth trend, but economic growth in other developed countries had softened by the end of 2015. Global commodity prices, especially the price of oil, maintained their downward trajectory.

In January 2016, spread sector performance was mixed as volatility surged. A key theme was the decline in oil prices, which weighed on investor sentiment amid a supply glut and concerns about China’s economic growth. As volatility increased, dovish comments from Fed policymakers supported the view of many market participants that the Fed was unlikely to raise rates as quickly as previously expected.

Spread sectors generally sold off in the first half of February 2016, pressured by the continued drop in oil prices as well as by weaker global and Chinese economic growth. Market sentiment improved in the second half of the month as oil prices rose, easing global financial conditions. The minutes from the Fed’s January 2016 meeting, released during February 2016, indicated a dovish tone, with the Fed saying it was “closely monitoring global economic and financial developments.” Overall, global monetary policy remained accommodative, and the ECB was widely expected to increase its quantitative easing program at its March 2016 meeting.

For the Reporting Period overall, only asset-backed securities outperformed U.S. Treasuries. Mortgage-backed securities and commercial mortgage-backed securities generally performed in line with U.S. Treasuries, while agencies, investment grade corporate bonds and emerging markets debt underperformed. High yield corporate bonds significantly underperformed Treasuries. The U.S. Treasury yield curve, or spectrum of maturities, flattened during the Reporting Period, as intermediate-term and longer-term yields declined and shorter-term maturities rose. The yield on the bellwether 10-year U.S. Treasury fell approximately 48 basis points during the Reporting Period to 1.74%.

MARKET REVIEW

Looking Ahead

In the final months of the Reporting Period, financial markets were flashing signals that an economic downturn in the developed markets might be underway. Volatility had increased significantly and U.S. credit spreads (yield differentials to U.S. Treasuries) had widened to levels we typically associate with recession. This, combined with the equities market selloff and U.S. dollar strength, contributed to substantial tightening in financial conditions. That said, we consider recession a risk, but it is not our base case. We believe that consumption remains a solid growth driver in the largest developed economies, particularly in the U.S. because of positive employment trends, low oil prices and the housing market recovery. Some investors may see the sharp drop in oil prices as an early warning on global economic growth and the related weakness in financial markets as further confirmation of a dire outlook. However, we note that oil markets are struggling with a supply glut, not weak demand. And while low oil prices are negative for certain companies, they offer substantial benefits to consumers and many businesses — benefits we think are likely to keep economic growth in positive territory. In addition, global monetary policy remains supportive of growth. Although we are uncertain about what more quantitative easing and deeply negative interest rates can achieve, we believe these policy moves have so far prevented a worse scenario and that policymakers remain committed to finding solutions.

The economic and market forecasts presented herein are for informational purposes as of the date of this report. There can be no assurance that the forecasts will be achieved. Please see additional disclosures at the end of this report.

PORTFOLIO RESULTS

Goldman Sachs Enhanced Dividend

Global Equity Portfolio

Investment Objective

The Fund seeks long-term growth of capital and current income.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Enhanced Dividend Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of -6.18% and -6.03%, respectively. These returns compare to the -4.90% cumulative total return of the Portfolio’s blended benchmark, the Enhanced Dividend Global Equity Composite Index (“EDGE Composite Index”), over the same time period. The components of the EDGE Composite Index generated cumulative total returns of 2.20% and -5.75% for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio was hurt by its strategic weightings and tactical asset allocation decisions. The performance of the Underlying Funds added positively to the Portfolio’s results versus the EDGE Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and implement tactical asset allocation decisions (“tactical tilts”) in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Implementation Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts detracted from its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	We use seven Underlying Funds to implement our strategic asset allocation decisions (“Underlying Strategic Funds”). During the Reporting Period, the Portfolio was invested in six of these Underlying Strategic Funds, four of which outperformed their respective benchmark indices. (During the Reporting Period, the Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund.)

Two of the Underlying Strategic Funds that outperformed in relative terms — the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund — are those in which the Portfolio invested a significant percentage of its equity allocation. The Goldman Sachs Small Cap Equity Insights Fund and Goldman Sachs International Small Cap Insights Fund also outperformed their respective benchmark indices. The Goldman Sachs Small Cap Equity Insights Fund posted particularly strong gains during the Reporting Period, outperforming its benchmark index by more than 300 basis points.[1] (A basis point is 1/100th of a percent.)

The Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund underperformed their respective benchmark indices during the Reporting Period.

In addition, during the Reporting Period, the Portfolio’s Underlying Tactical Fund underperformed its benchmark index.

[1]	Performance quoted is for Institutional Shares.

PORTFOLIO RESULTS

Q	How did call writing affect performance?

A	As mentioned above, the Portfolio’s two largest allocations were to the Goldman Sachs U.S. Equity Dividend and Premium Fund and the Goldman Sachs International Equity Dividend and Premium Fund, which earn premiums through an equity index call writing strategy. When equity markets are down, flat or only modestly positive, these Underlying Strategic Funds tend to outperform their respective benchmark indices because of the premiums they earn from call writing. When equity markets rally strongly, these two Underlying Strategic Funds are likely to trail their respective benchmark indices. Although the Underlying Strategic Funds keep the premiums they earn from call writing, they can underperform when the call options are exercised.

Although the U.S. equity market declined slightly during the Reporting Period, the call writing strategy of the Goldman Sachs U.S. Equity Dividend and Premium Fund detracted from overall performance as call options were exercised. The underperformance was concentrated in October 2015 when the U.S. equity market rallied. The call writing strategy of the Goldman Sachs International Equity Dividend and Premium Fund contributed positively to performance, as the international equity market declined during the Reporting Period.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used forward foreign currency exchange contracts to obtain exposure to the British pound, euro, Australian dollar, Swiss franc and Japanese yen. Collectively, these forward foreign currency exchange contracts added to relative returns.

The Portfolio also employed Standard & Poor’s 500® Index (“S&P 500 Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. Strategic weightings detracted from performance during the Reporting Period. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	During November 2015, we added S&P 500® Index futures to the Portfolio as part of our strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. In January 2016, we slightly decreased the Portfolio’s strategic allocation to emerging markets equities through the Underlying Strategic Funds to remain in line with the Goldman Sachs Quantitative Investment Strategies Team’s views.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital and current income.

FUND BASICS

Enhanced Dividend Global Equity Portfolio

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015– February 29, 2016	Portfolio Total Return (based on NAV)[1]	EDGE Composite Index[2]	Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	-6.18%	-4.90%	2.20%	-5.75%
Institutional	-6.03	-4.90	2.20	-5.75

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The EDGE Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The EDGE Composite Index is comprised of the MSCI ACWI IMI (90%) and the Barclays U.S. Aggregate Bond Index (10%). The EDGE Composite figures do not reflect any deduction for fees, expenses or taxes.

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities.

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,575 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 29, 2016, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-7.71%	4.93%	3.59%	4/30/08
Institutional	-1.89	6.57	4.78	4/30/08

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.49%	1.62%
Institutional	1.09	1.22

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/15[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Return before taxes*	-7.71%	4.93%	3.59%
Return after taxes on distributions**	-9.20	3.84	2.71
Return after taxes on distributions and sale of Portfolio shares***	-3.59	3.86	2.81

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8]
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Goldman Sachs Tax-Advantaged

Global Equity Portfolio

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Tax-Advantaged Global Equity Portfolio’s (the “Portfolio”) performance and positioning for the six-month period ended February 29, 2016 (the “Reporting Period”).

Q	How did the Portfolio perform during the Reporting Period?

A	During the Reporting Period, the Portfolio’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of -6.32% and -6.22%, respectively. These returns compare to the -4.90% cumulative total return of the Portfolio’s blended benchmark, the Tax-Advantaged Global Equity Composite Index (“TAG Composite Index”), over the same time period. The components of the TAG Composite Index generated cumulative total returns of 2.20% and -5.75% for the Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index (ACWI) Investable Market Index® (“MSCI ACWI IMI”), respectively, during the Reporting Period.

Q	What key factors affected the Portfolio’s performance during the Reporting Period?

A	During the Reporting Period, the Portfolio was hurt by its strategic weightings and tactical asset allocation decisions. The performance of the Underlying Funds added positively to the Portfolio’s results versus the TAG Composite Index.

Q	How were the Portfolio’s tactical asset allocation decisions managed during the Reporting Period?

A	In keeping with our investment process, we develop views regarding near-term expected market returns and implement tactical asset allocation decisions (“tactical tilts”) in an attempt to enhance performance. These tactical tilts are implemented through an investment in the Goldman Sachs Tactical Tilt Implementation Fund (the “Underlying Tactical Fund”), which seeks long-term total return through the implementation of investment ideas that are generally derived from short-term or medium-term market views on a variety of asset classes and instruments. As mentioned previously, the Portfolio’s tactical tilts detracted from its performance during the Reporting Period.

Q	How did the Portfolio’s Underlying Funds perform relative to their respective benchmark indices during the Reporting Period?

A	We use six Underlying Funds to implement our strategic asset allocation decisions (“Underlying Strategic Funds”). During the Reporting Period, the Portfolio was invested in five of these Underlying Strategic Funds, two of which outperformed their respective benchmark indices. (During the Reporting Period, the Portfolio did not have an allocation to the Goldman Sachs Core Fixed Income Fund.)

One of the Underlying Strategic Funds that outperformed in relative terms — the Goldman Sachs International Tax-Managed Equity Fund — was one in which the Portfolio held its second-largest weighting. The Goldman Sachs International Small Cap Insights Fund also outperformed its benchmark index.

The Goldman Sachs U.S. Tax-Managed Equity Fund — in which the Portfolio also holds its largest weighting — underperformed its benchmark index during the Reporting Period. The Goldman Sachs Emerging Markets Equity Insights Fund and the Goldman Sachs MLP Energy Infrastructure Fund also underperformed their respective benchmark indices.

In addition, during the Reporting Period, the Portfolio’s Underlying Tactical Fund underperformed its benchmark index.

Q	How did the Portfolio use derivatives and similar instruments during the Reporting Period?

A	The Portfolio used forward foreign currency exchange contracts to obtain exposure to the British pound, euro, Australian dollar, Swiss franc and Japanese yen. Collectively, these forward foreign currency exchange contracts contributed positively to relative returns.

PORTFOLIO RESULTS

The Portfolio also employed Standard & Poor’s 500® Index (“S&P 500 Index”) futures as part of its strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. Strategic weightings detracted from performance during the Reporting Period. In addition, some of the Portfolio’s Underlying Funds, including the Portfolio’s Underlying Tactical Fund, used derivatives during the Reporting Period to apply their active investment views with greater versatility or to afford greater risk management precision. As market conditions warranted during the Reporting Period, some of these Underlying Funds engaged in forward foreign currency exchange contracts, financial futures contracts, options and swap contracts to enhance portfolio return and for hedging purposes.

Q	What changes did you make during the Reporting Period within the Portfolio?

A	During November 2015, we added S&P 500® Index futures to the Portfolio as part of our strategic weightings in U.S. large-cap growth stocks and U.S. large-cap value stocks. In January 2016, we slightly decreased the Portfolio’s strategic allocation to emerging markets equities through the Underlying Strategic Funds to remain in line with the Goldman Sachs Quantitative Investment Strategies Team’s views.

Q	What was the Portfolio’s strategy at the end of the Reporting Period?

A	Going forward, we plan to maintain a diversified equity portfolio that implements our strategic and tactical views as we continue to seek long-term growth of capital.

FUND BASICS

Tax-Advantaged Global Equity Portfolio

as of February 29, 2016

PERFORMANCE REVIEW
September 1, 2015– February 29, 2016	Portfolio Total Return (based on NAV)[1]	TAG Composite Index[2]	Barclays U.S. Aggregate Bond Index[3]	MSCI ACWI IMI[4]
Class A	-6.32%	-4.90%	2.20%	-5.75%
Institutional	-6.22	-4.90	2.20	-5.75

[1]	The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]	The TAG Composite Index is a composite representation prepared by the investment adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range.

The TAG Composite Index is comprised of the MSCI ACWI IMI (90%) and the Barclays U.S. Aggregate Bond Index (10%).

[3]	The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment grade corporate bonds and mortgage-backed and asset-backed securities.

[4]	The MSCI ACWI IMI captures large, mid and small cap representation across 23 developed markets and 23 emerging markets. With 8,575 constituents, the MSCI ACWI IMI is comprehensive, covering approximately 99% of the global equity investment opportunity set. As of February 29, 2016, the 23 developed markets in the MSCI ACWI IMI include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The 23 emerging markets include Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

STANDARDIZED TOTAL RETURNS[5]
For the period ended 12/31/15	One Year	Five Years	Since Inception	Inception Date
Class A	-6.48%	7.33%	4.33%	4/30/08
Institutional	-0.59	9.01	5.53	4/30/08

[5]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

FUND BASICS

EXPENSE RATIOS[6]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.47%	1.55%
Institutional	1.07	1.15

[6]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report. Pursuant to a contractual arrangement, the Portfolio’s waivers and/or expense limitations will remain in place through at least December 29, 2016, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Portfolio’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/15[7]
Class A Shares	One Year	Five Years	Since Inception (4/30/08)
Return before taxes*	-6.48%	7.33%	4.33%
Return after taxes on distributions**	-7.10	6.80	3.86
Return after taxes on distributions and sale of Portfolio shares***	-3.41	5.73	3.35

[7]	The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 23.8% for qualifying ordinary income dividends and long-term capital gain distributions and 43.4% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Portfolio Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Portfolio’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Portfolio’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Portfolio Shares reflect taxes paid on distributions on the Portfolio’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS[8]
Percentage of Net Assets

[8]	The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the graph above may not sum to 100% due to rounding and/or exclusion of other assets and liabilities. The above graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Index Definitions

S&P 500® Index is Standard & Poor’s index of 500 U.S. stocks, an unmanaged index of common stock prices.

MSCI EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value

Underlying Funds (Institutional Shares)(a) – 98.6%
Equity – 98.6%
17,376,870	Goldman Sachs U.S. Equity Dividend and Premium Fund	$189,234,111
16,921,886	Goldman Sachs International Equity Dividend and Premium Fund	100,685,219
4,870,611	Goldman Sachs Tactical Tilt Implementation Fund	43,981,620
2,069,879	Goldman Sachs Small Cap Equity Insights Fund	36,616,156
3,606,631	Goldman Sachs Emerging Markets Equity Insights Fund	24,705,421
3,782,637	Goldman Sachs MLP Energy Infrastructure Fund	24,624,970
1,650,149	Goldman Sachs International Small Cap Insights Fund	15,940,443

TOTAL INVESTMENTS – 98.6%
(Cost $438,477,032)		$435,787,940

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.4%		6,151,269

NET ASSETS – 100.0%		$441,939,209

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At February 29, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	3,853,495	AUD	5,369,962	03/16/16	$3,830,220	$23,275
	USD	5,412,076	CHF	5,330,844	03/16/16	5,342,512	69,564
	USD	17,372,087	EUR	15,804,225	03/16/16	17,199,790	172,297
	USD	11,341,431	GBP	7,489,415	03/16/16	10,424,578	916,853
TOTAL							$1,181,989

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD	13,462,080	JPY	1,634,272,100	03/16/16	$14,500,287	$(1,038,207)

FUTURES CONTRACTS — At February 29, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	43	March 2016	$4,148,425	$(231,201)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments

February 29, 2016 (Unaudited)

Shares	Description	Value
Underlying Funds (Institutional Shares)(a) – 98.2%
Equity – 98.2%
51,336,958	Goldman Sachs U.S. Tax-Managed Equity Fund	$834,225,575
47,884,010	Goldman Sachs International Tax-Managed Equity Fund	379,720,201
18,439,521	Goldman Sachs Tactical Tilt Implementation Fund	166,508,875
13,577,703	Goldman Sachs Emerging Markets Equity Insights Fund	93,007,263
14,283,062	Goldman Sachs MLP Energy Infrastructure Fund	92,982,732
6,198,714	Goldman Sachs International Small Cap Insights Fund	59,879,575

TOTAL INVESTMENTS – 98.2%
(Cost $1,541,969,115)		$1,626,324,221

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		29,623,689

NET ASSETS – 100.0%		$1,655,947,910

The percentage shown for each investment and investment category reflects the value of the respective investment or category as a percentage of net assets.
(a)	Represents Affiliated Funds.

Investment Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
JPY	—Japanese Yen
USD	—United States Dollar

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments (continued)

February 29, 2016 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At February 29, 2016, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Gain
Morgan Stanley Co., Inc.	USD	15,011,549	AUD	20,934,774	03/16/16	$14,932,100	$79,449
	USD	21,092,777	CHF	20,762,984	03/16/16	20,808,426	284,351
	USD	67,807,607	EUR	61,683,958	03/16/16	67,130,851	676,756
	USD	44,215,021	GBP	29,211,169	03/16/16	40,659,267	3,555,754
TOTAL							$4,596,310

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Current Value	Unrealized Loss
Morgan Stanley Co., Inc.	USD	52,263,094	JPY	6,345,154,282	03/16/16	$56,298,187	$(4,035,093)

FUTURES CONTRACTS — At February 29, 2016, the Portfolio had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-Mini Index	169	March 2016	$16,304,275	$(908,674)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities

February 29, 2016 (Unaudited)

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Assets:
Investments in Affiliated Underlying Funds, at value (cost $438,477,032 and $1,541,969,115)	$435,787,940	$1,626,324,221
Cash	5,585,598	22,123,331
Receivables:
Collateral on certain derivative contracts(a)	601,412	2,710,000
Portfolio shares sold	378,090	7,141,351
Reimbursement from investment adviser	9,893	57,782
Unrealized gain on forward foreign currency exchange contracts	1,181,989	4,596,310
Total assets	443,544,922	1,662,952,995

Liabilities:
Unrealized loss on forward foreign currency exchange contracts	1,038,207	4,035,093
Variation margin on certain derivative contracts	28,380	111,540
Payables:
Collateral on certain derivative contracts(a)	240,000	—
Portfolio shares redeemed	138,811	706,863
Investments purchased	59,453	1,914,217
Management fees	26,920	102,249
Distribution and Service fees and Transfer Agency fees	14,168	51,293
Accrued expenses	59,774	83,830
Total liabilities	1,605,713	7,005,085

Net Assets:
Paid-in capital	456,844,975	1,608,694,357
Undistributed net investment income	362	8,897,961
Accumulated net realized loss	(12,129,617)	(45,652,057)
Net unrealized gain (loss)	(2,776,511)	84,007,649
NET ASSETS	$441,939,209	$1,655,947,910
Net Assets:
Class A	$2,574,024	$535,679
Institutional	439,365,185	1,655,412,231
Total Net Assets	$441,939,209	$1,655,947,910
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	270,640	46,476
Institutional	45,880,968	144,399,560
Net asset value, offering and redemption price per share:(b)
Class A	$9.51	$11.53
Institutional	9.58	11.46

(a)	Segregated for initial margin and/or collateral on transactions as follows:

Portfolio	Forwards	Futures	Options
Enhanced Dividend Global Equity	$(240,000)	$450,000	$151,412
Tax-Advantaged Global Equity	1,650,000	1,060,000	—

(b)	Maximum public offering price per share for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios is $10.06 and $12.20, respectively.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations

For the Six Months Ended February 29, 2016 (Unaudited)

	Enhanced Dividend Global Equity Portfolio	Tax-Advantaged Global Equity Portfolio
Investment income:
Dividends from Affiliated Underlying Funds	$6,104,896	$27,480,398
Dividends from Underlying Funds	—	47
Total investment income	6,104,896	27,480,445

Expenses:
Management fees	323,097	1,257,750
Transfer Agency fees(a)	87,605	335,848
Professional fees	39,332	53,610
Custody, accounting and administrative services	26,476	61,942
Printing and mailing costs	19,075	36,269
Registration fees	17,674	34,273
Trustee fees	13,373	14,253
Distribution and Service fees — Class A Shares	2,410	746
Other	2,372	14,938
Total expenses	531,414	1,809,629
Less — expense reductions	(240,875)	(693,001)
Net expenses	290,539	1,116,628
NET INVESTMENT INCOME	5,814,357	26,363,817

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments in Affiliated Underlying Funds	(8,286,250)	(27,305,227)
Futures contracts	234,533	957,545
Forward foreign currency exchange contracts	840,796	3,382,853
Foreign currency transactions	8,838	28,159
Capital gain distributions from Affiliated Underlying Funds	8,588,524	—
Net change in unrealized loss on:
Investments in Affiliated Underlying Funds	(32,006,433)	(109,678,253)
Futures contracts	(231,201)	(908,674)
Forward foreign currency exchange contracts	(72,728)	(336,594)
Foreign currency translation	(5,930)	(18,895)
Net realized and unrealized loss	(30,929,851)	(133,879,086)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,115,494)	$(107,515,269)

(a)	Class specific Transfer Agency fees were as follows:

	Transfer Agency Fees
Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	$1,831	$85,774
Tax-Advantaged Global Equity	567	335,281

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio
	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015	For the Six Months Ended February 29, 2016 (Unaudited)	For the Fiscal Year Ended August 31, 2015
From operations:
Net investment income	$5,814,357	$7,646,240	$26,363,817	$19,761,170
Net realized gain (loss)	1,386,441	15,856,769	(22,936,670)	15,654,210
Net change in unrealized loss	(32,316,292)	(41,807,369)	(110,942,416)	(107,938,916)
Net decrease in net assets resulting from operations	(25,115,494)	(18,304,360)	(107,515,269)	(72,523,536)

Distributions to shareholders:
From net investment income
Class A Shares	(47,903)	(11,095)	(9,103)	(1,961)
Institutional Shares	(10,913,330)	(8,541,995)	(30,328,763)	(19,000,269)
From net realized gains
Class A Shares	(56,862)	(6,895)	(4,676)	(4,378)
Institutional Shares	(12,294,304)	(11,596,540)	(12,749,009)	(23,367,537)
Total distributions to shareholders	(23,312,399)	(20,156,525)	(43,091,551)	(42,374,145)

From share transactions:
Proceeds from sales of shares	86,602,640	106,090,704	225,859,841	699,357,907
Reinvestment of distributions	23,302,195	19,757,552	43,074,642	41,144,277
Cost of shares redeemed	(45,462,525)	(35,346,733)	(164,148,312)	(157,637,103)
Net increase in net assets resulting from share transactions	64,442,310	90,501,523	104,786,171	582,865,081
TOTAL INCREASE (DECREASE)	16,014,417	52,040,638	(45,820,649)	467,967,400

Net assets:
Beginning of period	425,924,792	373,884,154	1,701,768,559	1,233,801,159
End of period	$441,939,209	$425,924,792	$1,655,947,910	$1,701,768,559
Undistributed net investment income	$362	$5,147,238	$8,897,961	$12,872,010

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$10.69	$0.12	$(0.75)	$(0.63)	$(0.25)	$(0.30)	$(0.55)
2016 - Institutional	10.76	0.14	(0.76)	(0.62)	(0.26)	(0.30)	(0.56)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	11.83	0.16	(0.73)	(0.57)	(0.21)	(0.36)	(0.57)
2015 - Institutional	11.89	0.22	(0.74)	(0.52)	(0.25)	(0.36)	(0.61)
2014 - A	10.64	0.23	1.62	1.85	(0.24)	(0.42)	(0.66)
2014 - Institutional	10.69	0.28	1.62	1.90	(0.28)	(0.42)	(0.70)
2013 - A	9.73	0.21	1.08	1.29	(0.27)	(0.11)	(0.38)
2013 - Institutional	9.76	0.26	1.09	1.35	(0.31)	(0.11)	(0.42)
2012 - A	9.23	0.19	0.58	0.77	(0.26)	(0.01)	(0.27)
2012 - Institutional	9.27	0.23	0.57	0.80	(0.30)	(0.01)	(0.31)
2011 - A	8.27	0.18	1.03	1.21	(0.20)	(0.05)	(0.25)
2011 - Institutional	8.30	0.22	1.04	1.26	(0.24)	(0.05)	(0.29)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Annualized.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$9.51	(6.18)%	$2,574	0.53	%(f)	0.65	%(f)	2.31	%(f)	13%
9.58	(6.03)	439,365	0.13	(f)	0.25	(f)	2.71	(f)	13

10.69	(4.82)	1,729	0.55		0.66		1.40		25
10.76	(4.29)	424,196	0.17		0.26		1.95		25
11.83	17.92	220	0.60		0.66		2.02		14
11.89	18.29	373,665	0.20		0.26		2.43		14
10.64	13.61	133	0.60		0.68		2.13		40
10.69	14.21	284,539	0.20		0.29		2.49		40
9.73	8.51	127,290	0.60		0.70		2.02		32
9.76	8.79	75,735	0.20		0.30		2.42		32
9.23	14.52	102,498	0.60		0.73		1.91		25
9.27	15.01	65,856	0.20		0.33		2.28		25

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations			Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)(b)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED FEBRUARY 29, (UNAUDITED)
2016 - A	$12.58	$0.17	$(0.95)	$(0.78)	$(0.18)	$(0.09)	$(0.27)
2016 - Institutional	12.53	0.19	(0.95)	(0.76)	(0.22)	(0.09)	(0.31)

FOR THE FISCAL YEARS ENDED AUGUST 31,
2015 - A	13.51	0.09	(0.69)	(0.60)	(0.10)	(0.23)	(0.33)
2015 - Institutional	13.48	0.17	(0.71)	(0.54)	(0.18)	(0.23)	(0.41)
2014 - A	11.31	0.20	2.31	2.51	—	(0.31)	(0.31)
2014 - Institutional	11.38	0.18	2.39	2.57	(0.16)	(0.31)	(0.47)
2013 - A	9.78	0.32	1.41	1.73	(0.17)	(0.03)	(0.20)
2013 - Institutional	9.84	0.15	1.63	1.78	(0.21)	(0.03)	(0.24)
2012 - A	8.98	0.15	0.79	0.94	(0.13)	(0.01)	(0.14)
2012 - Institutional	9.04	0.17	0.81	0.98	(0.17)	(0.01)	(0.18)
2011 - A	7.84	0.10	1.19	1.29	(0.12)	(0.03)	(0.15)
2011 - Institutional	7.89	0.14	1.19	1.33	(0.15)	(0.03)	(0.18)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.
(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	The portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving certain derivatives. If such transactions were included, the portfolio turnover rate may be higher.
(f)	Annualized.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Net asset value, end of period	Total return(c)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(d)		Ratio of total expenses to average net assets(d)		Ratio of net investment income to average net assets(b)		Portfolio turnover rate(e)

$11.53	(6.32)%	$536	0.53	%(f)	0.62	%(f)	2.82	%(f)	12%
11.46	(6.22)	1,655,412	0.13	(f)	0.22	(f)	3.15	(f)	12

12.58	(4.39)	543	0.56		0.61		0.66		22
12.53	(3.96)	1,701,226	0.17		0.21		1.31		22
13.51	22.55	235	0.60		0.62		1.56		9
13.48	23.05	1,233,566	0.20		0.22		1.43		9
11.31	18.12	636	0.60		0.64		3.16		36
11.38	18.45	739,859	0.20		0.24		1.34		36
9.78	10.52	243,892	0.60		0.65		1.62		24
9.84	11.02	207,103	0.20		0.25		1.88		24
8.98	16.41	222,002	0.60		0.66		1.05		23
9.04	16.89	147,848	0.20		0.26		1.46		23

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements

February 29, 2016 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified
Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Institutional Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds (“Underlying Funds”) which are registered under the Act, for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), also an affiliate of Goldman Sachs, act as investment advisers. Additionally, these Portfolios may invest a portion of their assets directly in other securities and instruments, including unaffiliated exchange traded funds (“Unaffiliated Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Portfolios’ valuation policy, as well as the Underlying Funds’, is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the Financial Statements in accordance with the character that is distributed.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Portfolios are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Enhanced Dividend Global Equity	Quarterly	Annually
Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolios’ policy, transfers between different levels of the fair value hierarchy resulting from such changes are deemed to have occurred as of the beginning of the reporting period.

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds — Investments in the Underlying Funds are valued at the NAV per share of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Portfolios enter into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Exchange-traded derivatives, including futures and options contracts, are valued at the last sale or settlement price and typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency contract is a forward contract in which a Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolios’ investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Portfolio’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of February 29, 2016:

ENHANCED DIVIDEND GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$435,787,940	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$1,181,989	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(1,038,207)	$—
Futures Contracts	(231,201)	—	—
Total	$(231,201)	$(1,038,207)	$—

TAX-ADVANTAGED GLOBAL EQUITY

Investment Type	Level 1	Level 2	Level 3
Assets
Equity Underlying Funds	$1,626,324,221	$—	$—

Derivative Type
Assets(a)
Forward Foreign Currency Exchange Contracts	$—	$4,596,310	$—
Liabilities(a)
Forward Foreign Currency Exchange Contracts	$—	$(4,035,093)	$—
Futures Contracts	(908,674)	—	—
Total	$(908,674)	$(4,035,093)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts as of February 29, 2016. These instruments were used as part of the Portfolios’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolios’ net exposure:

Enhanced Dividend Global Equity
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$1,181,989	Payable for unrealized loss on forward foreign currency exchange contracts	$(1,038,207)
Equity	—	—	Variation margin on certain derivative contracts	(231,201)	(a)
Total		$1,181,989		$(1,269,408)

Tax-Advantaged Global Equity
Risk	Statements of Assets and Liabilities	Assets	Statements of Assets and Liabilities	Liabilities
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$4,596,310	Payable for unrealized loss on forward foreign currency exchange contracts	$(4,035,093)
Equity	—	—	Variation margin on certain derivative contracts	(908,674)	(a)
Total		$4,596,310		$(4,943,767)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the six months ended February 29, 2016. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Enhanced Dividend Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$840,796	$(72,728)	9
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	234,533	(231,201)	43
Total		$1,075,329	$(303,929)	52

Tax-Advantaged Global Equity
Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) from forward foreign currency exchange contracts	$3,382,853	$(336,594)	10
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	957,545	(908,674)	172
Total		$4,340,398	$(1,245,268)	182

(a)	Average number of contracts is based on the average of month end balances for the period ended February 29, 2016.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets. GSAM has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.08% as an annual percentage rate of average daily net assets of each Portfolio through at least December 29, 2016, and prior to such date, GSAM may not terminate the arrangement without the approval of the Trustees.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and Service Plans — The Trust, on behalf of each Portfolio’s Class A Shares, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A Shares.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge. During the six months ended February 29, 2016, Goldman Sachs advised that it retained front-end sales charges of $1,190 and $219 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A Shares and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Portfolios is 0.014%. These Other Expense limitations will remain in place through at least December 29, 2016, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended February 29, 2016, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Portfolio	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
Enhanced Dividend Global Equity	$150,778	$87,956	$2,141	$240,875
Tax-Advantaged Global Equity	586,948	97,003	9,050	693,001

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

F.  Line of Credit Facility — As of February 29, 2016, the Portfolios participated in a $1,205,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Portfolios and Other Borrowers could increase the credit amount by up to an additional $115,000,000, for a total of up to $1,320,000,000. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended February 29, 2016, the Portfolios did not have any borrowings under the facility.

G.  Other Transactions with Affiliates — For the six months ended February 29, 2016, Goldman Sachs earned $152 and $620, in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.

The Portfolios invest primarily in the Institutional Shares of the Underlying Funds. These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended February 29, 2016:

Enhanced Dividend Global Equity
Underlying Funds	Market Value 08/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 02/29/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Emerging Markets Equity Insights Fund	$29,342,935	$9,172,076	$(9,997,743)	$(3,007,452)	$(804,395)	$24,705,421	$423,626	$—
Goldman Sachs High Yield Floating Rate Fund	28	—	(28)	(1)	1	—	—	—
Goldman Sachs High Yield Fund	113	—	(111)	(8)	6	—	1	—
Goldman Sachs International Equity Dividend and Premium Fund	95,350,122	25,947,696	(9,687,400)	(2,231,123)	(8,694,076)	100,685,219	516,638	1,318,373
Goldman Sachs International Small Cap Insights Fund	12,939,383	4,822,894	(984,150)	(43,169)	(794,515)	15,940,443	231,440	—
Goldman Sachs MLP Energy Infrastructure Fund	21,882,456	12,165,747	(1,798,662)	(1,113,893)	(6,510,678)	24,624,970	732,892	—

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Enhanced Dividend Global Equity (continued)
Underlying Funds	Market Value 08/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 02/29/2016	Dividend Income	Capital Gain Distributions
Goldman Sachs Small Cap Equity Insights Fund	$35,522,511	$6,498,023	$(2,700,742)	$(185,833)	$(2,517,803)	$36,616,156	$215,112	$—
Goldman Sachs Tactical Tilt Implementation Fund	43,718,685	11,204,651	(5,372,125)	(246,998)	(5,322,593)	43,981,620	1,945,103	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	182,057,457	42,309,011	(26,312,204)	(1,457,773)	(7,362,380)	189,234,111	2,040,084	7,270,151
Total	$420,813,690	$112,120,098	$(56,853,165)	$(8,286,250)	$(32,006,433)	$435,787,940	$6,104,896	$8,588,524

Tax-Advantaged Global Equity
Underlying Funds	Market Value 08/31/2015	Purchases at Cost*	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 02/29/2016	Dividend Income
Goldman Sachs Emerging Markets Equity Insights Fund	$117,148,536	$28,593,598	$(37,747,339)	$(11,775,102)	$(3,212,430)	$93,007,263	$1,647,536
Goldman Sachs International Small Cap Insights Fund	51,923,329	14,415,596	(3,098,047)	(210,694)	(3,150,609)	59,879,575	898,405
Goldman Sachs International Tax-Managed Equity Fund	381,724,633	59,445,136	(29,243,904)	(2,885,702)	(29,319,962)	379,720,201	5,614,286
Goldman Sachs MLP Energy Infrastructure Fund	87,239,406	41,527,135	(5,539,267)	(3,753,841)	(26,490,701)	92,982,732	2,856,870
Goldman Sachs Tactical Tilt Implementation Fund	175,721,894	31,253,943	(18,389,113)	(1,202,502)	(20,875,347)	166,508,875	7,511,385
Goldman Sachs U.S. Tax-Managed Equity Fund	869,088,871	99,636,310	(100,393,016)	(7,477,386)	(26,629,204)	834,225,575	8,951,916
Total	$1,682,846,669	$274,871,718	$(194,410,686)	$(27,305,227)	$(109,678,253)	$1,626,324,221	$27,480,398

*	Includes reinvestment of distributions.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of February 29, 2016, the following Goldman Sachs Fund of Funds Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Underlying Funds	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Goldman Sachs Emerging Markets Equity Insights Fund	6%	22%
Goldman Sachs International Equity Dividend and Premium Fund	36	—
Goldman Sachs International Tax-Managed Equity Fund	—	90
Goldman Sachs MLP Energy Infrastructure Fund	—	5
Goldman Sachs Small Cap Equity Insights Fund	25	—
Goldman Sachs U.S. Equity Dividend and Premium Fund	12	—
Goldman Sachs U.S. Tax-Managed Equity Fund	—	84

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended February 29, 2016 were as follows:

Portfolio	Purchases	Sales
Enhanced Dividend Global Equity	$112,120,098	$56,853,165
Tax-Advantaged Global Equity	274,871,718	194,410,687

7. TAX INFORMATION

As of February 29, 2016, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend Global Equity	Tax-Advantaged Global Equity
Tax cost	$450,052,476	$1,560,467,611
Gross unrealized gain	30,203,554	169,153,835
Gross unrealized loss	(44,468,090)	(103,297,225)
Net unrealized security gain (loss)	$(14,264,536)	$65,856,610

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on foreign currency contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — Loss may result from the Portfolios’ investments in derivative instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Portfolios. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transactions will not fulfill its contractual obligation. Losses from investments in derivatives can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Investments in the Underlying Funds — The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investments of those Underlying Funds in direct proportion to the amount of assets allocated to each. As of February 29, 2016, the Enhanced Dividend Global Equity Portfolio invested 42.8% and 22.8% of its net assets in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Enhanced Dividend Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the S&P 500 Index or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio. The International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. with public stock market capitalizations within the range of capitalization of the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index (“MSCI EAFE Index”) at the time of investment. This Underlying Fund expects that, under normal circumstances, it will write call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of its portfolio.

As of February 29, 2016, the Tax-Advantaged Global Equity Portfolio invested 50.4% and 22.9% of its net assets in the Goldman Sachs U.S. Tax-Managed Equity Fund (the “U.S. Tax-Managed Equity Fund”) and the Goldman Sachs International Tax-Managed Equity Fund (the “International Tax-Managed Equity Fund”), respectively. Because of the high concentration of its assets in these Underlying Funds, the Tax-Advantaged Global Equity Portfolio has greater exposure to the risks associated with these Underlying Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Tax-Managed Equity Fund invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the U.S. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The International Tax-Managed Equity Fund invests primarily in international equity securities. This Underlying Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Underlying Funds.

The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of an Underlying Fund’s net assets.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions may cause the Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Portfolio’s or an Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)

February 29, 2016 (Unaudited)

8. OTHER RISKS (continued)

shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Portfolio’s or the Underlying Fund’s expense ratio. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that a Portfolio or an Underlying Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Liquidity Risk — The Underlying Funds may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Market and Credit Risks — In the normal course of business, the Portfolios and the Underlying Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, a Portfolio and an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which a Portfolio and an Underlying Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio and an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio and an Underlying Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio
	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	111,235	$1,102,091	153,414	$1,725,270
Reinvestment of distributions	9,523	96,962	1,570	17,369
Shares redeemed	(11,786)	(119,603)	(11,886)	(129,799)
	108,972	1,079,450	143,098	1,612,840
Institutional Shares
Shares sold	8,470,910	85,500,549	9,296,716	104,365,434
Reinvestment of distributions	2,264,374	23,205,233	1,795,031	19,740,183
Shares redeemed	(4,295,363)	(45,342,922)	(3,090,473)	(35,216,934)
	6,439,921	63,362,860	8,001,274	88,888,683
NET INCREASE	6,548,893	$64,442,310	8,144,372	$90,501,523

Share activity is as follows:

	Tax-Advantaged Global Equity Portfolio
	For the Six Months Ended February 29, 2016 (Unaudited)		For the Fiscal Year Ended August 31, 2015
	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	11,463	$145,547	26,021	$342,830
Reinvestment of distributions	1,101	13,779	499	6,339
Shares redeemed	(9,235)	(111,341)	(752)	(9,466)
	3,329	47,985	25,768	339,703
Institutional Shares
Shares sold	18,652,780	225,714,294	52,996,009	699,015,077
Reinvestment of distributions	3,455,621	43,060,863	3,238,682	41,137,938
Shares redeemed	(13,454,348)	(164,036,971)	(11,983,210)	(157,627,637)
	8,654,053	104,738,186	44,251,481	582,525,378
NET INCREASE	8,657,382	$104,786,171	44,277,249	$582,865,081

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Portfolio Expenses — Six Month Period Ended February 29, 2016 (Unaudited)

As a shareholder of Class A or Institutional Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from September 1, 2015 through February 29, 2016, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolios' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
Share Class	Beginning Account Value 9/01/15	Ending Account Value 2/29/16		Expenses Paid for the 6 Months Ended 2/29/16*	Beginning Account Value 9/01/15	Ending Account Value 2/29/16		Expenses Paid for the 6 Months Ended 2/29/16*
Class A
Actual	$1,000	$938.20		$2.55	$1,000	$936.80		$2.55
Hypothetical 5% return	1,000	1,022.23	+	2.66	1,000	1,022.23	+	2.66
Institutional
Actual	1,000	939.70		0.63	1,000	937.80		0.63
Hypothetical 5% return	1,000	1,024.22	+	0.65	1,000	1,024.22	+	0.65

*	Expenses are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended February 29, 2016. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional
Enhanced Dividend Global Equity	0.53%	0.13%
Tax-Advantaged Global Equity	0.53	0.13

+	Hypothetical expenses are based on each Portfolio's actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $1.08 trillion in assets under supervision as of December 31, 2015, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. GSAM leverages the resources of Goldman, Sachs & Co. subject to legal, internal and regulatory restrictions.

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Treasury Solutions Fund[2]
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund
■	Financial Square Federal Instruments Fund
■	Financial Square Tax-Exempt Money Market Fund

Investor FundsSM

■	Investor Money Market Fund
■	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Limited Maturity Obligations Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Bond Fund
■	Core Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Dynamic Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Fixed Income Alternatives

■	Long Short Credit Strategies Fund
■	Fixed Income Macro Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Small/Mid Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Opportunities Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	Dynamic U.S. Equity Fund
■	Income Builder Fund

Tax-Advantaged Equity

■	U.S. Tax-Managed Equity Fund
■	International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund[4]
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity

International

■	Strategic International Equity Fund
■	Focused International Equity Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund[5]
■	N-11 Equity Fund

Select Satellite6

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Global Real Estate Securities Fund
■	Dynamic Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Long Short Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Absolute Return Multi-Asset Fund

Total Portfolio Solutions6

■	Global Managed Beta Fund
■	Multi-Manager Non-Core Fixed Income Fund
■	Multi-Manager U.S. Dynamic Equity Fund
■	Multi-Manager Global Equity Fund
■	Multi-Manager International Equity Fund
■	Tactical Tilt Implementation Fund
■	Balanced Strategy Portfolio
■	Multi-Manager Real Assets Strategy Fund
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio
[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective on September 30, 2015, the Goldman Sachs Financial Square Federal Fund was renamed the Goldman Sachs Financial Square Treasury Solutions Fund.
[3]	Effective on March 31, 2016, the Goldman Sachs Financial Square Tax-Free Money Market Fund was renamed the Goldman Sachs Investor Tax-Exempt Money Market Fund.
[4]	Effective at the close of business on February 5, 2016, the Goldman Sachs International Small Cap Fund was reorganized with and into the Goldman Sachs International Small Cap Insights Fund.
[5]	Effective at the close of business on October 23, 2015, the Goldman Sachs BRIC Fund (Brazil, Russia, India, China) was reorganized with and into the Goldman Sachs Emerging Markets Equity Fund.
[6]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

*This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Ashok N. Bakhru, Chairman Kathryn A. Cassidy Diana M. Daniels Herbert J. Markley James A. McNamara Jessica Palmer Alan A. Shuch Roy W. Templin Gregory G. Weaver	OFFICERS James A. McNamara, President Scott M. McHugh, Treasurer, Senior Vice President, and Principal Financial Officer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Qs. The Portfolios’ Form N-Qs are available on the SEC’s web site at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. The Portfolios’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Economic and market forecasts presented herein reflect our judgment as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Fund holdings and allocations shown are as of February 29, 2016 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Diversification does not protect an investor from market risk and does not ensure a profit.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

Goldman, Sachs & Co. is the distributor of the Goldman Sachs Funds.

© 2016 Goldman Sachs. All rights reserved. 40315-TMPL-04/2016/TAGEDSAR-16/2K

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d) A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Gregory G. Weaver is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2015	2014	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$3,628,517	$4,269,524	Financial Statement audits.

Audit-Related Fees:

• PwC	$113,000	$0	Other attest services.

Tax Fees:

• PwC	$759,210	$939,217	Tax compliance services provided in connection with the preparation and review of registrant’s tax returns.

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2015	2014	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,568,616	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Funds’ Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PwC for the twelve months ended August 31, 2015 and August 31, 2014 were approximately $872,210 and $939,217 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2014 and December 31, 2013 were approximately $10.2 million and $9.8 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2014 and 2013 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 12(a)(1) of the registrant’s Form N-CSR filed on July 8, 2015 for its International Equity Insights Funds.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	May 9, 2016

By:	/s/ Scott McHugh

Scott McHugh
Principal Financial Officer
Goldman Sachs Trust

Date:	May 9, 2016